EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Grand River Commerce, Inc. for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert P. Bilotti, as President and Chief Executive Officer of the registrant, and Elizabeth C. Bracken, as Chief Financial Officer of the registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 15, 2009	By:	/s/ Robert P. Bilotti
Robert P. Bilotti
President and Chief Executive Officer

Date: May 15, 2009	By:	/s/ Elizabeth C. Bracken
Elizabeth C. Bracken
Chief Financial Officer